Exhibit 32.2

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charlotte A. Willson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NeoMagic Corporation on Form 10-Q for the quarterly period ended August 1, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of NeoMagic Corporation.

Date  September 14, 2010

By:	/s/ Charlotte A. Willson
Name:	CHARLOTTE A. WILLSON
Title:	Vice President, Finance and Administration Principal Financial Officer

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